UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 10, 2010
(Date of Earliest Event Reported)

Shrink Nanotechnologies, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or other jurisdiction of incorporation)	333-138083 (Commission File Number)	20-2197964 (I.R.S. Employer Identification No.)

2038 Corte Del Nogal, Suite 110
Carlsbad, CA  92011
 (Address of principal executive offices)

760-804-8844
 (Registrant's telephone number, including area code)

 (Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item  7.01.                      Regulation FD Disclosure.

On Monday, May 10, 2010, Shrink Nanotechnologies, Inc. (the “Company”) issued a press release relating to the unveiling by its subsidiary, Shrink Solar, LLC, of its fifth generation solar concentrator technology, which is based on the Company's proprietary NanoShrink™ material and its unique photovoltaic quantum dot composition.  A copy of this press release is furnished as an exhibit to this Report.

On Friday May 14, 2010, the Company issued a press release relating to the change of its symbol from INKND.OB, back to INKN.OB.  A copy of this press release is furnished as an exhibit to this Report.

On Monday May 17, 2010, the Company issued a press release relating to the recent online publication of an article in Applied Physics Letters (Vol.96, Issue 19) on May 11, 2010, discussing the performance results of a study relating to Shrink Solar, LLC’s patent-pending Quantum Dot Solar Concentrator technology. A copy of the Company’s press release (but not of any third party studies or information) is furnished as an exhibit to this Report.

The Company is aware, among other risks that statements made in its press releases or within this Report may contain projections and milestones and are subject to a degree of uncertainty as described in the Forward Looking Statements section of its annual and quarterly reports, as may be amended from time to time, and as contained in such press releases, as well as risks enumerated in the Company’s Risk Factors as filed in its reports as filed with the SEC from time to time.  Accordingly, no assurance can be made that the Company will achieve any of these goals or milestones.

Item 8.01   Other Events.

Effective as of May 14, 2010, the trading symbol for the Company’s Common Stock, was changed from INKND.OB (which was the symbol issued to it on April 15, 2010, after the effective date of the Company’s five-for-one forward stock split) back to INKN.OB.

Item 9.01 Financial Statements and Exhibits.

(d)           Exhibits .

The following shall be deemed furnished with this Report.

99.1	Press release dated as of May 10, 2010, relating to unveiling by Shrink Solar, LLC of its fifth generation solar concentrator technology. (Deemed Furnished)

99.2	Press release dated as of May 14, 2010, relating to the change of the Company’s symbol to INKN.OB. (Deemed Furnished)

99.3	Press release dated as of May 17, 2010, relating to article in Applied Physics Letters (Deemed Furnished)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               SHRINK NANOTECHNOLOGIES, INC.

Date: May 19, 2010
                               By:  /s/ Mark L. Baum, Esq.
                               Name:           Mark L. Baum, Esq.
                               Title:           Chief Executive Officer